UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2014

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.  Results of Operations and Financial Condition

Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") present in this Item 2.02 information regarding the impact of changes in the fair values of derivative instruments on its results of operations for the three and nine months ended September 30, 2014 and certain other information regarding its derivative instruments.

The following table summarizes the net derivative gains that the Company expects to record in its earnings for the three and nine months ended September 30, 2014:

DERIVATIVE GAINS, NET
(in millions)

	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2014
Noncash changes in fair value:
Oil derivative gains	$307	$28
NGL derivative gains	2	1
Gas derivative gains	29	10
Total noncash derivative gains, net	338	39

Net cash receipts (payments) on settled derivative instruments:
Oil derivative receipts (payments)	1	(13)
NGL derivative receipts	2	3
Gas derivative payments	—	(29)
Marketing derivative receipts	—	1
Interest rate derivative receipts	—	18
Total cash derivative receipts (payments), net	3	(20)
Total derivative gains, net	$341	$19

Item 7.01  Regulation FD Disclosure

Oil, NGL and gas price derivatives. The following table presents the Company’s open commodity oil, NGL and gas derivative positions as of October 15, 2014:

	Three Months Ending December 31,	Year Ending December 31,
	2014	2015	2016
Average Daily Oil Production Associated with Derivatives (Bbl):
Collar contracts with short puts:
Volume (a)	69,000	95,767	67,000
NYMEX price:
Ceiling	$114.05	$99.36	$97.29
Floor	$93.70	$87.98	$85.78
Short put	$77.61	$73.54	$74.56
Swap contracts:
Volume	15,000	—	—
NYMEX Price	$96.31	$—	$—
Rollfactor swap contracts:
Volume	6,630	5,000	—
NYMEX roll price (b)	$1.10	$0.60	$—
Average Daily NGL Production Associated with Derivatives (Bbl):
Natural gasoline collar contracts with short puts (c):
Volume	3,500	—	—
Index price:
Ceiling	$97.93	$—	$—
Floor	$90.14	$—	$—
Short put	$81.36	$—	$—
Ethane collar contracts (c):
Volume	3,000	—	—
Index price:
Ceiling	$13.72	$—	$—
Floor	$10.78	$—	$—
Ethane swap contracts (c):
Volume	—	—	4,000
Price	$—	$—	$12.29
Propane swap contracts (c):
Volume	1,674	—	—
Price	$47.95	$—	$—
Average Daily Gas Production Associated with Derivatives (MMBtu):
Collar contracts with short puts:
Volume	115,000	285,000	20,000
NYMEX price:
Ceiling	$4.70	$5.07	$5.36
Floor	$4.00	$4.00	$4.00
Short put	$3.00	$3.00	$3.00
Swap contracts:
Volume	195,000	20,000	70,000
NYMEX price	$4.04	$4.31	$4.06
Basis swap contracts:
Mid-Continent index swap volume (d)	120,000	95,000	—
Price differential ($/MMBtu)	$(0.22)	$(0.24)	$—
Permian Basin index swap volume (d)	10,000	10,000	—
Price differential ($/MMBtu)	$(0.15)	$(0.13)	$—
Permian Basin index swap volume (e)	16,630	—	—
Price differential ($/MMBtu)	$0.34	$—	$—
__________

(a)
Counterparties have the option to extend 5,000 BBLs per day of 2015 collar contracts with short puts for an additional year with a ceiling price of $100.08 per BBL, a floor price of $90.00 per BBL and a short put price of $80.00 per BBL. The option to extend is exercisable by the counterparties on December 31, 2015.

(b)
Represent swaps that fix the difference between (i) each day's price per Bbl of West Texas Intermediate oil "WTI" for the first nearby month less (ii) the price per Bbl of WTI for the second nearby NYMEX month, multiplied by .6667; plus (iii) each day's price per Bbl of WTI for the first nearby month less (iv) the price per Bbl of WTI for the third nearby NYMEX month, multiplied by .3333.

(c)	Represent derivative contracts that reduce the price volatility of forecasted natural gasoline, ethane and propane sales by the Company at Mont Belvieu, Texas-posted prices.

(d)
Represent swaps that fix the basis differentials between the index prices at which the Company sells its Permian Basin and Mid-Continent gas, respectively, and the NYMEX Henry Hub index price used in gas swap and collar contracts.

(e)	Represent swaps that fix the basis differentials between Permian Basin index prices and southern California index prices for Permian Basin gas forecasted for sale in southern California.

Marketing and basis transfer derivatives. Periodically, the Company enters into buy and sell marketing arrangements to fulfill firm pipeline transportation commitments. Associated with these marketing arrangements, the Company may enter into index swaps to mitigate price risk. The following table presents the Company's open marketing derivative positions as of October 15, 2014:

	Three Months Ending December 31,	Year Ending December 31,
	2014	2015
Average Daily Production Associated with Marketing Derivatives:
Gas basis swap contracts (MMBtu):
Volume (a)	40,000	—
Price differential ($/MMBtu)	$0.31	$—
Oil basis swap contracts (Bbl):
Volume (b)	10,000	10,000
Price differential ($/Bbl)	$2.81	$2.99
__________

(a)	Represent swaps that fix the basis differential between index prices for gas in the Permian Basin and southern California.

(b)	Represent swaps that fix the basis differential between WTI oil prices and Louisiana Light Sweet oil prices.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, completion of planned divestitures, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility and derivative contracts and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, the risks associated with the ownership and operation of the Company's industrial sand mining and oilfield services businesses and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor,
Vice President and Chief Accounting Officer

Dated: October 20, 2014